UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: September 7, 2007
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 24th Floor
New York, NY 10019-4702
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(Address of principal executive offices) (Zip Code)

(203) 557-3845
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01      Entry into a Material Definitive Agreement.

On or about September 7, 2007 the Registrant entered into a binding Memorandum of Agreement subject to satisfactory completion of its due diligence investigation with R.I.G. Investments Limited registered at CY-Pikioni 4 P.C. 3075 Limassol Cyprus, Trade Registry No.:  HE 159858, represented by Andri Athanasiuos its Managing Director (hereinafter the “Seller”) to acquire 100 per cent of the shares of Glacier Gazdasagi Tanacsadó es Szolgaltató Korlatolt Felelõssegu Tarsagag, registered at 1024 Budapest, Ady Endre u. 19. Registered by the Metropolitan Court as Court of Registry under company reg. no. 01-09-677822 (hereinafter “Glacier”) for € 15,000,000 (approximately $20,400,000 USD) excluding transfer costs.  Transfer costs are to be paid for by the Registrant.

The Registrant intends to fund the purchase by obtaining a bank loan of at least € 15,000,000 (approximately $20,400,000 USD).  The remainder of the purchase price is to be paid in cash and in the Registrant’s shares.  The Registrant’s shares are to be limited to € 1,000,000 (approximately $2,040,000 USD) of the Registrant’s shares delivered in certificates bearing Seller’s or designated names with a lock-up period of 24 months upon issue at an agreed share price of $1.25 USD per share or 1,632,000 common shares.

Glacier holds title to the following real estate:

1.	Real estate registered under lot no. 40988/43 in the 10th district of Budapest, Hungary with an area of 14,037 square meters.

2.	Real estate registered under lot no. 40988/44 in the 10th district of Budapest, Hungary with an area of 52,303 square meters.

3.	Real estate registered under lot no. 40988/45 in the 10th district of Budapest, Hungary with an area of 10,564 square meters.

4.	Real estate registered under lot no. 40988/46 in the 10th district of Budapest, Hungary with an area of 16,269 square meters.

5.	Real estate registered under lot no. 40988/47 in the 10th district of Budapest, Hungary with an area of 18,807 square meters.

The Real Estate are located at Jaszberenyi ut 38-72., 1106 Budapest, Hungary.  The Real Estate are jointly and severally burdened with the general facility mortgage registered – by decision no. 69463/4/2007/07.02.06. – in the name of CIB Közep-Europai Bank Zrt. (szekhelye: 1024 Budapest, Hungary, Medve utca 4-14.) as beneficiary up to the amount of HUF 3,000,000,000 (three billion Hungarian Forints) as well as by a purchase option right valid until February 5, 2012, registered by decision no. 69463/4/2007/07.2.06.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                                Financial Statements:

                                 n/a

                                Exhibits:

Exhibit No.                      Document Description

                                                        10                                  Memorandum of Agreement signed on September 7, 2007 with R.I.G. Investments Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST
(Registrant)

Date: September 17, 2007	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: September 17, 2007	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)